SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure.  On September 30, 2003,
Hancock Holding Company announced by press release that Company CEO Schloegel will participate in a Wall Street Reporter analysts roundtable conference call.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated September 30, 2003, headed "Hancock Holding
                             Company CEO Schloegel to participate in today's Wall
                             Street Reporter analysts roundtable conference call."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By: /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
September 30, 2003

For More Information
George A. Schloegel, Vice Chairman, President, & Chief Executive Officer
Carl J. Chaney, Executive Vice President & Chief Financial Officer
Paul D. Guichet, Vice President, Investor Relations
1.800.522.6542 (x. 85242) or (228) 214-5242
paul_guichet@hancockbank.com

===================================================================================================================

                          Hancock Holding Company CEO Schloegel to participate

                             in today's Wall Street Reporter analysts roundtable conference call

     GULFPORT, MS (September 30, 2003) - George A. Schloegel, Vice Chairman,
President, and Chief Executive Officer of Hancock Holding Company (NASDAQ: HBHC), will join other regional bank CEOs and financial analysts for a roundtable conference call on regional banking sponsored by The Wall Street Reporter magazine today at 1:00 p.m. (CST).

     To hear the conference call, listeners can dial (918) 222-7424 and enter code 9043.

     Providing a regional industry perspective, conference call discussions will highlight interest rates and the effects on bank stocks, opportunities for expansion and new business acquisition, key developments in finance affecting fund manager investment decisions, best prospects to attract investors' attention, and prospects for investment in regional bank stocks this year and for the long term.

     Panelists will include Peyton Green, bank analyst at FTN Midwest Research; Richard
Bove, Hoefer & Arnett; Anthony Pollini, FTN Midwest Research; Jefferson Harralson, Keefe
Bruyette & Woods; Joseph Stieven, Stifel Nicolaus & Company; and Mark Fitzgibbon,
Sandler O'Neill & Partners.

     A transcript of today's roundtable conference call will be published in a future issue of
The Wall Street Reporter focusing on the banking industry.  Interested individuals can research additional information at
www.wallstreetreporter.com/roundtables/regionalbank/index.html.

     Hancock Holding Company, parent company of Hancock Bank (Mississippi) and
Hancock Bank of Louisiana, has more than $4.1 billion in assets.  Founded 1899, Hancock
Bank consistently ranks as one of America's strongest, safest five-star financial institutions.
Hancock Bank operates 102 full-service offices and more than 135 automated teller machines throughout South Mississippi and Louisiana; corporate trust offices in Gulfport,
Jackson, MS, Baton Rouge, LA, and New Orleans, LA; a business financial center in Mobile,
AL; and subsidiaries Hancock Investment Services, Inc., Hancock Insurance Agency,
Hancock Mortgage Corporation, and Harrison Finance Company.

     Additional corporate information and on-line banking and bill pay services are available at www.hancockbank.com.

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